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            SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                                 BY AND BETWEEN

                      HEALTH FITNESS PHYSICAL THERAPY, INC.

                                       AND

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                          Dated as of: February 4, 1997

                                [GRAPHIC OMITTED]

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


                                Table of Contents

ARTICLE I  DEFINITIONS.........................................................1
    Section 1.1 Definitions....................................................1
    Section 1.2 Cross References..............................................11

ARTICLE II  AMOUNT AND TERMS OF THE CREDIT FACILITY...........................11
    Section 2.1 Existing Advances.............................................11
    Section 2.2 Revolving Advances............................................12
    Section 2.3 Term Advance..................................................13
    Section 2.4  Payment of Term Note.........................................13
    Section 2.5 Interest; Default Interest; Participations; Usury.............13
    Section 2.6 Fees..........................................................14
    Section 2.7 Computation of Interest and Fees; When Interest
                Due and Payable...............................................14
    Section 2.8 Capital Adequacy..............................................14
    Section 2.9 Voluntary Prepayment; Termination of Credit
                Facility by the Borrower; Permanent Reduction of the
                Maximum Line; Prepayment of the Term Note; Waiver of Fees.....15
    Section 2.10 Mandatory Prepayment.........................................16
    Section 2.11 Payment......................................................16
    Section 2.12 Payment on Non-Banking Days..................................16
    Section 2.13 Use of Proceeds..............................................16
    Section 2.14 Liability Records............................................16

ARTICLE III  SECURITY INTEREST; OCCUPANCY; SETOFF.............................17
    Section 3.1 Grant of Security Interest....................................17
    Section 3.2 Notification of Account Debtors and Other Obligors............17
    Section 3.3 Assignment of Insurance.......................................17
    Section 3.4 Occupancy.....................................................17
    Section 3.5 License.......................................................18
    Section 3.6 Financing Statement...........................................18
    Section 3.7 Setoff........................................................19

ARTICLE IV  CONDITIONS OF LENDING.............................................19
    Section 4.1 Conditions Precedent to the Initial Revolving
                and Initial Term Advance......................................19
    Section 4.2 Conditions Precedent to All Advances..........................21
    Section 4.3 Conditions Precedent to Second Term Advance...................21
    Section 4.3 Conditions Precedent to Second Term Advance...................22

ARTICLE V  REPRESENTATIONS AND WARRANTIES.....................................23
    Section 5.1 Corporate Existence and Power; Name; Chief
                Executive Office; Inventory and Equipment Locations;
                Tax Identification Number.....................................23
    Section 5.2 Authorization of Borrowing; No Conflict as to Law
                or Agreements.................................................23
    Section 5.3 Legal Agreements..............................................24
    Section 5.4 Subsidiaries..................................................24
    Section 5.5 Financial Condition; No Adverse Change........................24
    Section 5.6 Litigation....................................................24
    Section 5.7 Regulation U..................................................24
    Section 5.8 Taxes.........................................................24
    Section 5.9 Titles and Liens..............................................25
    Section 5.10 Plans........................................................25
    Section 5.11 Default......................................................25
    Section 5.12 Environmental Matters........................................25
    Section 5.13 Submissions to Lender........................................26
    Section 5.14 Financing Statements.........................................27
    Section 5.15 Rights to Payment............................................27
    Section 5.16 Financial Solvency...........................................27

ARTICLE VI  BORROWER'S AFFIRMATIVE COVENANTS..................................28
    Section 6.1 Reporting Requirements........................................28
    Section 6.2 Books and Records; Inspection and Examination.................30
    Section 6.3 Account Verification..........................................31
    Section 6.4 Compliance with Laws..........................................31
    Section 6.5 Payment of Taxes and Other Claims.............................31
    Section 6.6 Maintenance of Properties.....................................32
    Section 6.7 Insurance.....................................................32
    Section 6.8 Preservation of Existence.....................................32
    Section 6.9 Delivery of Instruments, etc..................................33
    Section 6.10 Collateral Account...........................................33
    Section 6.11 Lockbox......................................................33
    Section 6.12 Performance by the Lender....................................34
    Section 6.13 Minimum Book Net Worth.......................................35
    Section 6.14 Maximum Debt to Book Net Worth Ratio.........................36
    Section 6.15 Net Income...................................................36
    Section 6.16 New Covenants................................................36
    Section 6.17 Employment of Loren Brink....................................37
    Section 6.18 Condition Subsequent to Closing..............................37

ARTICLE VII  NEGATIVE COVENANTS...............................................38
    Section 7.1 Liens.........................................................38
    Section 7.2 Indebtedness..................................................38
    Section 7.3 Guaranties....................................................39
    Section 7.4 Investments and Subsidiaries..................................39
    Section 7.5 Dividends.....................................................40
    Section 7.6 Sale or Transfer of Assets; Suspension of Business
                Operations....................................................40
    Section 7.7 Consolidation and Merger; Asset Acquisitions..................40
    Section 7.8 Sale and Leaseback............................................40
    Section 7.9 Restrictions on Nature of Business............................40
    Section 7.10 Capital Expenditures.........................................40
    Section 7.11 Accounting...................................................40
    Section 7.12 Defined Benefit Pension Plans................................41
    Section 7.13 Other Defaults...............................................41
    Section 7.14 Place of Business; Name......................................41
    Section 7.15 Organizational Documents; S Corporation Status...............41
    Section 7.16 Salaries.....................................................41
    Section 7.17 Change in Ownership..........................................41

ARTICLE VIII  EVENTS OF DEFAULT, RIGHTS AND REMEDIES..........................42
    Section 8.1 Events of Default.............................................42
    Section 8.2 Rights and Remedies...........................................44
    Section 8.3 Certain Notices...............................................45

ARTICLE IX  MISCELLANEOUS.....................................................45
    Section 9.1 Restatement of Old Credit Documents...........................45
    Section 9.2 Release.......................................................45
    Section 9.3 No Waiver; Cumulative Remedies................................45
    Section 9.4 Amendments, Etc...............................................45
    Section 9.5 Addresses for Notices, Etc....................................46
    Section 9.6 Further Documents.............................................46
    Section 9.7 Collateral....................................................47
    Section 9.8 Costs and Expenses............................................47
    Section 9.9 Indemnity.....................................................47
    Section 9.10 Participants.................................................48
    Section 9.11 Execution in Counterparts....................................48
    Section 9.12 Binding Effect; Assignment; Complete Agreement;
                 Exchanging Information.......................................48
    Section 9.13 Severability of Provisions...................................48
    Section 9.14 Headings.....................................................49
    Section 9.15 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial.....49

            SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                          Dated as of February 4, 1997

     HEALTH FITNESS PHYSICAL THERAPY, INC., a Minnesota corporation (the "Borrower"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a National Banking Association (the "Lender"), hereby agree as follows:

                                    ARTICLE I

                                   Definitions


     Section 1. 1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          ( a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

          ( b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

          "Accounts" means all accounts of the Borrower and each Subsidiary, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrower or such Affiliate arising out of the sale or lease of goods or rendition of services by the Borrower or such Affiliate on an open account or deferred payment basis.

          "Advance" means a Revolving Advance or a Term Advance.

          "Advances" means the Term Advances and Revolving Advances.

          "Affiliate" or "Affiliates" means Sports & Orthopedic Physical Therapy, Inc., Health Fitness Physical Therapy of Tahoe, Inc., Fitness Centers of America, Health Fitness Rehab, Inc., Preferred Companies, and any other Person Controlled by, Controlling or under common Control with the Borrower, including (without limitation) any Subsidiary of the Borrower.

          "Agreement" means this Second Amended and Restated Credit and Security Agreement, as amended, supplemented or restated from time to time.

          "Availability" means the difference of ( i) the Borrowing Base and ( ii) the outstanding principal balance of the Revolving Note.

          "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Minneapolis, Minnesota.

          "Base Rate" means the rate of interest publicly announced from time to time by the Lender as its "base rate" or, if the Lender ceases to announce a rate so designated, any similar successor rate designated by the Lender.

          "Book Net Worth" means the aggregate of the common and preferred stockholders' equity in the Borrower, determined in accordance with GAAP.

          "Borrowing Base" means, at any time the lesser of:

          ( a) the Maximum Line; or

          ( b) subject to change from time to time in the Lender's sole discretion, (provided, however, that the Lender shall not, without the Borrower's consent, change the following percentages until the one year anniversary of the date hereof), the sum of:

               ( i) 40% of Eligible New Fitness Center Accounts, plus

               ( ii) 80% of Eligible Aged Fitness Center Accounts, plus

               ( iii) 65% of Eligible Physical Therapy Accounts, plus

               ( iv) 75% of Eligible Pro Source Accounts.

          "Capital Expenditures" for a period means any expenditure of money for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future.

          "Collateral" means all of the Borrower's Equipment, General Intangibles, Inventory, Receivables, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with ( i) all substitutions and replacements for and products of any of the foregoing; ( ii) proceeds of any and all of the foregoing; ( iii) in the case of all tangible goods, all accessions; ( iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; and ( v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

          "Collateral Account" has the meaning given in Section 6.10.

          "Commitment" means the Lender's commitment to make Advances to or for the Borrower's account pursuant to Article II.

          "Control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          "Corporate Guarantors" means Sports & Orthopedic Physical Therapy, Inc., Health Fitness Physical Therapy of Tahoe, Inc., Fitness Centers of America, Preferred Companies and Health Fitness Rehab, Inc., and after the conditions set forth in Section 4.3 are completed, HFRI.

          "Corporate Guarantor Security Agreement" means each Security Agreement of even date herewith, executed by each Corporate Guarantor and delivered to the Lender.

          "Credit Facility" means the credit facility being made available to the Borrower by the Lender pursuant to Article II.

          "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

          "Debt to Book Net Worth Ratio" as of a given date means the ratio of the Borrower's Debt to the Borrower's Book Net Worth.

          "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

          "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

          "Default Rate" means, with respect to the Revolving Advances, an annual rate equal to two percent (2.00 %) over the Revolving Floating Rate, which rate shall change when and as the Revolving Floating Rate changes and with respect to the Term Advances, an annual rate equal to the Term Floating Rate.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Eligible Aged Fitness Center Accounts" means all unpaid Accounts, net of any credits, arising from the Borrower's or any Guarantor's fitness center operations which are 31 days or more past the invoice date, except the following shall not in any event be deemed Eligible Aged Fitness Center
     Accounts:

               (i) That portion of Accounts over 90 days past invoice date;

               (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

               (iii) Accounts owed by any unit of government, whether foreign or domestic;

               (iv) Accounts owed by an account debtor located outside the United States;

               (v) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (vi) Accounts owed by a shareholder, Subsidiary, Affiliate, officer or employee of the Borrower;

               (vii) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

               (viii) That portion of Accounts that has been restructured, extended, amended or modified;

               (ix) That portion of Accounts that constitutes advertising, finance charges or service charges;

               (x) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or
          (viii) above; and

               (xi) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its reasonable discretion.

          "Eligible New Fitness Center Accounts" means all unpaid Accounts, net of any credits, arising from the Borrower's or any Guarantor's fitness center operations which are less than 31 days past the invoice date, except the following shall not in any event be deemed Eligible New Fitness Center
     Accounts:

               (i) That portion of Accounts over 90 days past invoice date;

               (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

               (iii) Accounts owed by any unit of government, whether foreign or domestic;

               (iv) Accounts owed by an account debtor located outside the United States;

               (v) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (vi) Accounts owed by a shareholder, Subsidiary, Affiliate, officer or employee of the Borrower;

               (vii) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

               (viii) That portion of Accounts that has been restructured, extended, amended or modified;

               (ix) That portion of Accounts that constitutes advertising, finance charges or service charges;

               (x) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or
          (viii) above; and

               (xi) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its reasonable discretion.

          "Eligible Physical Therapy Accounts" means all unpaid Accounts, net of any credits, arising from the Borrower's or any Guarantor's physical therapy operations, except the following shall not in any event be deemed Eligible Physical Therapy Accounts:

               (i) That portion of Accounts over 90 days past invoice date;

               (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

               (iii) Accounts owed by any unit of government, whether foreign or domestic, including, without limitation all Accounts of the Veteran's Administration;

               (iv) Accounts owed by an account debtor located outside the United States;

               (v) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (vi) Accounts owed by a shareholder, Subsidiary, Affiliate, officer or employee of the Borrower;

               (vii) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

               (viii) That portion of Accounts that has been restructured, extended, amended or modified;

               (ix) That portion of Accounts that constitutes advertising, finance charges or service charges;

               (x) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or
          (viii) above; and

               (xi) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its reasonable discretion;

     provided, however, that $20,000 of Accounts shall be deemed ineligible under subparagraph (x) above, subject to change from time to time in the Lender's reasonable discretion.

          "Eligible Pro Source Accounts" means all unpaid Accounts, net of any credits, arising from the sale of the Borrower's or any Guarantor's inventory constituting fitness equipment, except the following shall not in any event be deemed Eligible Pro Source Accounts:

               (i) That portion of Accounts over 90 days past invoice date;

               (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

               (iii) Accounts owed by any unit of government, whether foreign or domestic;

               (iv) Accounts owed by an account debtor located outside the United States;

               (v) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (vi) Accounts owed by a shareholder, Subsidiary, Affiliate, officer or employee of the Borrower;

               (vii) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

               (viii) That portion of Accounts that has been restructured, extended, amended or modified;

               (ix) That portion of Accounts that constitutes advertising, finance charges or service charges;

               (x) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or
          (viii) above; and

               (xi) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its reasonable discretion.

          "Environmental Laws" has the meaning specified in Section 5.12.

          "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

          "Event of Default" has the meaning specified in Section 8.1.

          "Existing  Revolving  Advances"  has the meaning  specified in Section
     2.1.

          "Existing Term Advances" has the meaning specified in Section 2.1.

          "Funding Date" has the meaning given in Section 2.2 .

          "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5.

          "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

          "Guarantors"   means  the  Individual   Guarantor  and  the  Corporate
     Guarantors.

          "Hazardous Substance" has the meaning given in Section 5.12.

          "HFRI" means Health Fitness Rehab of Iowa, Inc., an Iowa corporation.

          "Individual Guarantor" means Loren Scott Brink.

          "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

          "Isernhagen" means Isernhagen Ltd., a Minnesota corporation and Isernhagen & Associates, Inc., a Minnesota Corporation.

          "K.A.M." means K.A.M. Physical Therapy Services, P.C., an Iowa professional corporation.

          "Loan Documents" means this Agreement, the Notes and the Security Documents.

          "Lockbox" has the meaning given in Section 6.11.

          "Maturity Date" means January 31, 2000.

          "Maximum Line" means $1,500,000, unless said amount is reduced pursuant to Section 2.9, in which event it means the amount to which said amount is reduced.

          "Net Income" means fiscal year-to-date after-tax net income, decreased by the sum of any extraordinary, non-operating or non-cash income recorded by the Borrower and increased by any extraordinary, non-cash or non-operating expense or loss recorded by the Borrower, as determined in accordance with GAAP.

          "Note" means the Revolving Note or the Term Note, and "Notes" means the Revolving Note and the Term Note.

          "Obligations" means the Notes and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrower arising under this Agreement, the Notes or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

          "Old Credit Documents" means that certain Restated Term Loan and Credit Agreement dated as of December 16, 1996, as amended.

          "Old Revolving Note" means the Borrower's revolving note dated as of December 16, 1996, payable to the order of the Lender in the original principal amount of $1,500,000.

          "Old Security Documents" means the Borrower's Security Agreement in favor of the Lender dated as of February 5, 1996.

          "Old Term Note" means the Borrower's term note dated as of December 16, 1996, payable to the order of the Lender in the original principal amount of $600,000.

          "Permitted Lien" has the meaning given in Section 7.1.

          "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

          "Preferred Companies" means The Preferred Companies, Inc., an Arizona corporation.

          "Premises" means all premises where the Borrower or any Subsidiary conducts its business and has any rights of possession, including (without limitation) the premises described in Exhibit D attached hereto.

          "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

          "Related Persons" means any Person and (i) all relatives (including step or adoptive) within the third degree of such Person, (ii) all Persons Controlled by, Controlling or under common Control with such Person, and
     (iii) all Persons who are owners, directors or officers of such Person.

          "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

          "Revolving Advance" has the meaning given in Section 2.2 .

          "Revolving Floating Rate" means an annual rate equal to the sum of the Base Rate plus two percent (2.00%), which annual rate shall change when and as the Base Rate changes.

          "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

          "Security Documents" means this Agreement, the Corporate Guarantor Security Agreements and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

          "Security Interest" has the meaning given in Section 3.1.

          "Subordination Agreement" means the Debt Subordination Agreement, to be executed by START Physical Therapy in the Lender's favor and acknowledged by the Borrower, and any other subordination agreement accepted by the Lender from time to time, as the same may hereafter be amended, supplemented or restated from time to time.

          "Subsidiary" means any corporation, including without limitation, Sports & Orthopedic Physical Therapy, Inc., Health Fitness Physical Therapy of Tahoe, Inc., Fitness Centers of America, Health Fitness Rehab, Inc., and Preferred Companies, of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "Subsidiary Inventory" means, for each Subsidiary, all of such Subsidiary's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

          "Subsidiary Receivables" means each and every right of each Subsidiary to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by such Subsidiary or by some other person who subsequently transfers such person's interest to such Subsidiary, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which such Subsidiary may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

          "Term Advances" has the meaning specified in Section 2.3.

          "Term Floating Rate" means an annual rate equal to the sum of the Base Rate plus six percent (6.00%), which annual rate shall change when and as the Base Rate changes.

          "Term Note" means the Borrower's promissory note, payable to the order of the Lender in substantially the form of Exhibit B hereto and any note or notes issued in substitution or replacement therefor, as the same may hereafter be amended, supplemented or restated from time to time.

          "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations pursuant to Section 8.2.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.15 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.



     Section  1. 2  Cross  References.  All  references  in  this  Agreement  to
Articles,  Sections  and  subsections,   shall  be  to  Articles,  Sections  and
subsections of this Agreement unless otherwise explicitly specified.


                                   ARTICLE II

                     Amount and Terms of the Credit Facility

     Section 2. 1 Existing Advances.

          ( a) Revolving Advances. The Lender has made various revolving advances to the Borrower (the "Existing Revolving Advances") as evidenced by the Old Credit Documents. As of February 1, 1997 the outstanding principal balance of the Existing Revolving Advances was $1,500,000. Upon execution and delivery of this Agreement, the Existing Revolving Advances shall be deemed to be Revolving Advances made pursuant to Section 2.2 and repayable in accordance with the Revolving Note. To the extent the Revolving Note evidences the Existing Revolving Advances, the Revolving
     Note shall be issued in substitution for and replacement of but not in payment of the Old Credit Documents.

          ( b) Term Advances. The Lender has made various term advances to the Borrower (the "Existing Term Advances") as evidenced by the Old Credit Documents. As of February 1, 1997 the outstanding principal balance of the Existing Term Advances was $600,000. Upon execution and delivery of this Agreement, the Existing Term Advances shall be deemed to be $600,000 of the Initial Term Advance made pursuant to Section 2.3 and repayable in accordance with the Term Note. To the extent the Term Note evidences the Existing Term Advances, the Term Note shall be issued in substitution for and replacement of but not in payment of the Old Credit Documents.

     Section 2. 2 Revolving Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to the Termination Date, on the terms and subject to the conditions herein set forth (the "Revolving Advances"). The Lender shall have no obligation to make a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances would exceed the Borrowing Base. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.2 , the Borrower may borrow, prepay pursuant to Section 2.9 and reborrow. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this Section 2.2 :

          ( a) The Borrower shall make each request for a Revolving Advance to the Lender before 2:00 p.m. (Minneapolis time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by ( i) any officer of the Borrower; or ( ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or ( iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

          ( b) Upon  fulfillment  of the  applicable  conditions  set  forth  in
     Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with the Lender unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

     Section 2. 3 Term Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make (a) an initial advance to the Borrower on the Funding Date in the amount of $1,250,000 less the amount of Existing Term Advances then outstanding (the "Initial Term Advance"), (b) a second advance to the Borrower in the amount of $250,000 upon the satisfaction of all conditions set forth in Section 4.3 hereof (the "Second Term Advance"), and (c) a third advance to the Borrower in the amount of $1,000,000 upon the satisfaction of all conditions set forth in Section 4.4 hereof (the "Third Term Advance", and together with the Initial Term Advance and the Second Term Advance the "Term Advances"). If the Second Term Advance is not made on or before March 31, 1997, the Lender's obligation to make the Second Term Advance shall be terminated, and no Second Term Advance shall be made. If the Third Term Advance is not made on or before March 31, 1997, the Lender's obligation to make the Third Term Advance shall be terminated, and no Third Term Advance shall be made. The Borrower's obligation to pay the Term Advances shall be evidenced by the Term Note and shall be secured by the Collateral as provided in Article III.

     Section 2. 4 Payment of Term Note. The outstanding principal balance of the Term Note shall be due and payable (a) in eight quarterly installments of $100,000 each, beginning on January 31, 1998 and continuing on April 30, July 31, October 31 and January 31 of each calendar year thereafter, through and including October 31, 1999, and (b) in one final installment on the Termination Date, when the entire unpaid principal balance of the Term Note, and all unpaid interest accrued thereon, shall be due and payable in full.


     Section 2. 5 Interest; Default Interest; Participations; Usury. Interest accruing on the Notes shall be due and payable in arrears on the first day of each month.

          ( a) Revolving Note. Except as set forth in Sections 2.5(c) and 2.5(e), the outstanding principal balance of the Revolving Note shall bear interest at the Revolving Floating Rate.

          ( b) Term Note. Except as set forth in Sections 2.5(c) and 2.5(e), the outstanding principal balance of the Term Note shall bear interest at the Term Floating Rate.

          ( c) Default Interest Rate. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

          ( d) Participations. If any Person shall acquire a participation in the Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Revolving Floating Rate or the Term Floating Rate, or otherwise elects to accept less than its pro rata share of such fees, charges and other amounts due under this Agreement.

          ( e) Usury. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

     Section 2. 6 Fees.

          ( a) Term Advances Fee. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable term advances fee of $12,500, due and payable upon the execution of this Agreement.

          ( b) Audit Fees. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (provided, however, that such audit fees shall not exceed $500 per day per auditor) together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection. The Borrower shall not be required to pay the Lender for more than two audits for each calendar year unless an Event of Default occurs during such calendar year.

     Section 2. 7 Computation of Interest and Fees; When Interest Due and Payable. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date.

     Section 2. 8 Capital Adequacy. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrower to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.8:

          ( a) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

          ( b) "Return", for any period, means the return as reasonably determined by such Related Lender on the Advances based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

          ( c) "Rule Change" means any change in any Capital Adequacy Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

          ( d) "Related Lender" includes (but is not limited to) the Lender, any parent corporation of the Lender and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

Certificates of any Related Lender sent to the Borrower from time to time claiming compensation under this Section 2.8, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

     Section 2. 9 Voluntary Prepayment; Termination of Credit Facility by the Borrower; Permanent Reduction of the Maximum Line; Prepayment of the Term Note; Waiver of Fees. Except as otherwise provided herein, the Borrower may terminate the Credit Facility or prepay the Advances in whole at any time or from time to time in part, and, subject to payment and performance of all Obligations and termination of the Credit Facility, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

          ( a) Termination by Borrower. The Borrower may terminate the Credit Facility at any time in accordance with in accordance with subsections (b) and (c).

          ( b) Permanent Reduction of Maximum Line. The Borrower may at any time and from time to time, upon at least 30 days' prior written notice to the Lender, permanently reduce in part or completely the Maximum Line or terminate the Credit Facility in accordance with the following provisions:

               ( i) The Borrower may not reduce the Maximum Line to an amount less than the then-aggregate outstanding balance of the Revolving Advances.

               ( ii) Any reduction in the Maximum Line must be in an amount not less than $100,000 or an integral multiple thereof.

               ( iii) If the Borrower reduces the Maximum Line to zero, all Obligations shall be immediately due and payable.

          ( c) Prepayment of the Term Note. The Borrower may at any time and from time to time, upon at least 1 business day's prior written notice to the Lender, prepay in part or in whole the outstanding principal balance of the Term Note, so long as immediately following any partial prepayment of the Term Note the Borrower's Availability is not less than $500,000. Any partial prepayments of the Term Note shall be applied to principal payments due and owing in inverse order of their maturities and must be in a minimum amount of $10,000 and in integral multiples of $10,000.


     Section 2. 10 Mandatory Prepayment. Without notice or demand, if the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess. Any payment received by the Lender under this Section 2.10 or under Section 2.9 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine; provided that any prepayment under Section 2.9(c) which the Borrower designates as a partial prepayment of the Term Note shall be applied to principal installments of the Term Note in inverse order of maturity.

     Section 2. 11 Payment. All payments to the Lender shall be made in immediately available funds and shall be applied to the Obligations upon receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for three (3) days before applying them to the Obligations. Notwithstanding anything in Section 2.2 , the Borrower hereby authorizes the Lender to charge against the Borrower's account with the Lender or, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

     Section 2. 12 Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

     Section 2. 13 Use of Proceeds. The Borrower shall use the proceeds of Advances in accordance with Schedule 2.13.

     Section 2. 14 Liability Records. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt.

                                   ARTICLE III

                      Security Interest; Occupancy; Setoff

     Section 3. 1 Grant of Security Interest. The Borrower hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

     Section 3. 2 Notification of Account Debtors and Other Obligors. Upon the occurrence and during the continuance of any Event of Default, the Lender may notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

     Section 3. 3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. Upon the occurrence and during the continuance of any Event of Default, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

     Section 3. 4 Occupancy.

          ( a) The Borrower hereby irrevocably grants to the Lender the right, subject to the rights of any landlord of such Premises, to take possession of the Premises at any time during a Default Period.

          ( b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

          ( c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of ( i) payment in full and discharge of all Obligations and termination of the Commitment, and ( ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

          ( d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises unless required by the landlord or landlords of such Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

     Section 3. 5 License. The Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

     Section  3.  6  Financing  Statement.  A  carbon,   photographic  or  other
reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

         Name and address of Debtor:

                  Health Fitness Physical Therapy, Inc.
                  3500 West 80th Street
                  Suite 130
                  Bloomington, Minnesota 55431

                  Federal Tax Identification No. 41-1580506

         Name and address of Secured Party:

                  Norwest Bank Minnesota, National Association
                  7900 Xerxes Avenue South
                  Bloomington, Minnesota  55431

                  Federal Tax Identification No.  41-1592157


     Section 3. 7 Setoff. Upon the occurrence and during the continuance of any Event of Default, the Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, upon the occurrence and during the continuance of any Event of Default, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                   ARTICLE IV

                              Conditions of Lending


     Section 4. 1 Conditions Precedent to the Initial Revolving and Initial Term Advance. The Lender's obligation to make the initial Revolving Advance and the Initial Term Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

          ( a) This Agreement, properly executed by the Borrower.

          ( b) The Notes, properly executed by the Borrower.

          ( c) A true and correct copy of the leases pursuant to which the Borrower or its Subsidiaries are leasing the Premises in St. Louis Park, Minnesota, Edina, Minnesota and Bloomington, Minnesota, together with a landlord's disclaimer and consent with respect to each such lease.

          ( d) Current searches of appropriate filing offices showing that ( i) no state or federal tax liens have been filed and remain in effect against the Borrower, ( ii) no financing statements have been filed and remain in effect against the Borrower except those financing statements relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations satisfactory to the Lender, and ( iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

          ( e) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to ( i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, ( ii) the Borrower's articles of incorporation and bylaws, and ( iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

          ( f) A  current  certificate  issued  by the  Secretary  of  State  of
     Minnesota,   certifying  that  the  Borrower  is  in  compliance  with  all applicable organizational requirements of the State of Minnesota.

          ( g) Evidence that the Borrower and each Subsidiary is duly licensed or qualified to transact business in all jurisdictions where the failure to do so would materially adversely affect the Lender's, Borrower's or any Subsidiary's rights or the Lender's security in the Collateral, provided, however, that the Borrower need not evidence qualification to transact business in California as of the date hereof.

          ( h) An opinion of counsel to the Borrower, addressed to the Lender.

          ( i) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

          ( j) A separate guaranty, properly executed by each Guarantor, pursuant to which each Guarantor unconditionally guarantees the full and prompt payment of all Obligations.

          ( k) A certificate of the Secretary or Assistant Secretary of each Corporate Guarantor certifying as to ( i) the resolutions of the directors and, if required, shareholders, of that Corporate Guarantor authorizing the execution, delivery and performance of the guaranty executed and delivered to the Lender by that Corporate Guarantor; ( ii) articles of incorporation and bylaws; and ( iii) the signatures of the officers or agents authorized to execute and deliver such guaranty on behalf of such company.

          ( l) Current searches of appropriate filing offices showing that ( i) no state or federal tax or judgment liens have been filed and remain in effect against the Corporate Guarantors, ( ii) no financing statements have been filed and remain in effect against the Corporate Guarantors except financing statements acceptable to the Lender in its sole discretion, and ( iii) the Lender has duly filed all financing statements necessary to perfect its security interests in the property of the Corporate Guarantors, to the extent such security interests are capable of being perfected by filing.

          ( m) Separate Corporate Guarantor Security Agreements, duly executed by each Corporate Guarantor.

          ( n) An opinion of counsel to each Guarantor, addressed to the Lender.

          ( o) Payment of the fees and commissions due through the date of the initial Advance under Section 2.6 and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.8, including all legal expenses incurred through the date of this Agreement.

          ( p) Such other documents as the Lender may reasonably require.

     Section 4. 2 Conditions Precedent to All Advances. The Lender's obligation to make each Advance shall be subject to the further conditions precedent that on such date:

          ( a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

          ( b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

     Section 4. 3 Conditions Precedent to Second Term Advance. The Lender's obligation to make the Second Term Advance shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

          ( a) The Agreement and Plan of Reorganization by and among K.A.M. Physical Therapy Services Corp., The Shareholders of K.A.M. Physical Therapy Services Corp. and HFRI, pursuant to which HFRI acquires all of the assets of K.A.M., and such other documents and evidence of a successful purchase as the Lender may reasonably require.

          ( b) Evidence that the Borrower owns 100% of the common and preferred stock of HFRI.

          ( c) A separate guaranty, substantially in the form of the guaranties executed by the other Corporate Guarantors, properly executed by HFRI, pursuant to which HFRI unconditionally guarantees the full and prompt payment of all Obligations.

          ( d) A certificate of the Secretary or Assistant Secretary of HFRI certifying as to ( i) the resolutions of the directors and, if required, shareholders, of HFRI authorizing the execution, delivery and performance of the guaranty executed and delivered to the Lender by HFRI; ( ii) articles of incorporation and bylaws; and ( iii) the signatures of the officers or agents authorized to execute and deliver such guaranty on behalf of HFRI.

          ( e) Current searches of appropriate filing offices showing that ( i) no state or federal tax or judgment liens have been filed and remain in effect against K.A.M. or HFRI, ( ii) no financing statements have been filed and remain in effect against K.A.M. or HFRI except financing statements acceptable to the Lender in its sole discretion, and ( iii) the Lender has duly filed all financing statements necessary to perfect its security interests in the property of HFRI, to the extent such security interests are capable of being perfected by filing.

          ( f) A separate Corporate Guarantor Security Agreement, duly executed by HFRI.

          ( g) An opinion of counsel to HFRI, addressed to the Lender.

          ( h) Such other documents as the Lender may reasonably require.

     Section 4. 4 Conditions Precedent to Third Term Advance. The Lender's obligation to make the Third Term Advance shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

          ( a) The Asset Purchase Agreements by and between Health Fitness Rehab, Inc. and Isernhagen, bills of sale, and such other evidence of a successful purchase as the Lender may reasonably require.

          ( b) An Opinion of Counsel to Isernhagen, addressed to Borrower, opining as to the purchase of Isernhagen's assets pursuant to the Asset Purchase Agreement by and between Health Fitness Rehab, Inc. and Isernhagen.

          ( c) Current searches of appropriate filing offices showing that ( i) no state or federal tax or judgment liens have been filed and remain in effect against Isernhagen, ( ii) no financing statements have been filed and remain in effect against Isernhagen except financing statements acceptable to the Lender in its sole discretion, and ( iii) the Lender has duly filed all financing statements necessary to perfect its security interests in the property of Health Fitness Rehab, Inc., to the extent such security interests are capable of being perfected by filing.

          ( d) An opinion of counsel to Health Fitness Rehab, Inc., addressed to the Lender.

          ( e) Such other documents as the Lender may reasonably require.

                                    ARTICLE V

                         Representations and Warranties

         The Borrower represents and warrants to the Lender as follows:

     Section 5. 1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations; Tax Identification Number. The Borrower and each of the Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the State of its incorporation and is duly licensed or qualified to transact business in all jurisdictions where the failure to do so would materially adversely effect the Lender's, Borrower's or any Subsidiary's rights or the Lender's security in the Collateral, provided, however, that, as of the date hereof, (i) the Borrower is not duly licensed or qualified to transact business in California, Massachusetts, Texas, Iowa, North Dakota, West Virginia, Illinois, Ohio, Kentucky or Oklahoma and (ii) Fitness Centers of America is not duly licensed or qualified to transact business in Colorado, Maryland, Wisconsin, North Carolina, Illinois, Ohio, Kentucky and Oregon. The Borrower and each of the Subsidiaries has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents, the Guarantors' guaranties and the Corporate Guaranty Security Agreements. During their existence, the Borrower and each Subsidiary has done business solely under the names set forth in Schedule 5.1 hereto. The Borrower's and each of the Subsidiaries' chief executive office and principal place of business are located at the respective addresses set forth in Schedule
5.1 hereto, and all of the Borrower's and Subsidiaries' records relating to their business or the Collateral are kept at those locations. All Inventory, Subsidiary Inventory and Equipment are located at those locations or at one of the other locations set forth in Schedule 5.1 hereto. The Borrower's tax identification number is correctly set forth in Section 3.6 hereto.

     Section 5. 2 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not ( i) require any consent or approval of the Borrower's stockholders; ( ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; ( iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's articles of incorporation or bylaws; ( iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected provided, however, that the Borrower is or will be in default under its security agreement with START Physical Therapy as a result of the Security Interest and Obligations hereunder; or ( v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

     Section 5. 3 Legal Agreements.

          ( a)The Old Credit Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms (subject to laws generally affecting the enforcement of creditors' rights). The Borrower has no claim, defense or offset to enforcement of the Old Credit Documents.

          ( b) This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms (subject to laws generally affecting the enforcement of creditors' rights).

     Section 5. 4 Subsidiaries. Except as set forth in Schedule 5.4 hereto, the Borrower has no Subsidiaries.

     Section 5. 5 Financial Condition; No Adverse Change. The Borrower has heretofore furnished to the Lender audited financial statements for itself and its Subsidiaries for their fiscal year ended December 31, 1995 and unaudited financial statements for itself and its Subsidiaries for the fiscal year-to-date period ended November 30, 1996 and those statements fairly present the Borrower's and Subsidiaries' financial conditions on the dates thereof and the results of their operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's or any Subsidiary's business, properties or condition (financial or otherwise).

     Section 5. 6 Litigation. There are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any Subsidiary or the properties of the Borrower or any Subsidiary before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or such Subsidiary, would have a material adverse effect on the financial condition, properties or operations of the Borrower or such Subsidiary.

     Section 5. 7 Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     Section 5. 8 Taxes. The Borrower and the Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and the Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and the Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

     Section 5. 9 Titles and Liens. The Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

     Section 5. 10 Plans. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any Affiliate maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any Affiliate has:

          ( a) Any accumulated  funding  deficiency within the meaning of ERISA;
     or

          ( b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

     Section 5. 11 Default. The Borrower is in compliance with all material provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

     Section 5. 12 Environmental Matters.

          ( a) Definitions. As used in this Agreement, the following terms shall have the following meanings:

               ( i) "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

               ( ii) "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

          ( b) To the Borrower's knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for the Borrower, any Subsidiary or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

          ( c) To the Borrower's knowledge, neither the Borrower nor any Subsidiary has disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

          ( d) There are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Borrower's or any Subsidiary's use of Premises, the Borrower or any Subsidiary, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's knowledge, no such matter is threatened or impending.

          ( e) To the Borrower's knowledge, the Borrower's and its Subsidiaries' businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's or a Subsidiaries' possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

          ( f) To the Borrower's knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

          ( g) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents which have been or are in the possession of the Borrower or any Subsidiary and which describe or relate in any way to the Premises, the Borrower's businesses or any Subsidiary's businesses.

     Section 5. 13 Submissions to Lender. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

     Section 5. 14 Financing Statements. The Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

     Section 5. 15 Rights to Payment. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim (other than those arising in the ordinary course of business), of the account debtor or other obligor named therein or in the Borrower's or any Subsidiary's records pertaining thereto as being obligated to pay such obligation.

     Section 5. 16 Financial Solvency. Both before and after giving effect to the acquisitions of K.A.M., HFRI, Preferred Companies Isernhagen, and all of the other transactions contemplated in the Loan Documents, neither the Borrower nor any Affiliate:

          ( a) was or will be  insolvent,  as that term is used and  defined  in
     Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

          ( b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

          ( c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

          ( d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

          ( e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                   ARTICLE VI

                        Borrower's Affirmative Covenants

     So long as the  Obligations  shall remain  unpaid,  or the Credit  Facility
shall  remain   outstanding,   the  Borrower  will  comply  with  the  following
requirements, unless the Lender shall otherwise consent in writing:

     Section 6. 1 Reporting Requirements. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail reasonably acceptable to the Lender:

          ( a) as soon as available, and in any event within 120 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with ( i) copies of all management letters prepared by such accountants; ( ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.13, 6.14, 6.15 and 7.10; and ( iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

          ( b) as soon as available and in any event within 30 days of the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of such period and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit C hereto stating ( i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, ( ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and ( iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.13, 6.14,
     6.15 and 7.10;

          ( c) on the 15th and last day of each month or, upon the occurrence and during the continuance of an Event of Default more frequently if the Lender so requires, agings of the Borrower's and each Subsidiary's accounts receivable and a calculation of the Borrower's and Subsidiaries' Accounts, Eligible Aged Fitness Center Accounts, Eligible New Fitness Center Accounts, Eligible Physical Therapy Accounts and Eligible Pro Source Accounts as at the end of such period;

          ( d) within 30 days after the end of each month, a report outlining the Borrower's allowances for discounts, certified as correct by an officer of the Borrower and the agings of the Borrower's and Subsidiaries' accounts payable;

          ( e) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

          ( f) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of $50,000;

          ( g) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

          ( h) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

          ( i) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

          ( j) promptly upon knowledge thereof, notice of ( i) any disputes or claims by the Borrower's customers exceeding $10,000 individually or $50,000 in the aggregate during any fiscal year; ( ii) credit memos exceeding $10,000 individually or $50,000 in the aggregate; ( iii) any goods returned to or recovered by the Borrower exceeding $10,000 individually or $50,000 in the aggregate; and ( iv) any change in the persons constituting the Borrower's officers and directors;

          ( k) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

          ( l) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

          ( m) promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

          ( n) as soon as possible, and in any event by not later than April 30th of each year, an updated personal financial statement of the Individual Guarantor;

          ( o) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

          ( p) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may reasonably request.

     Section 6. 2 Books and Records; Inspection and Examination. The Borrower will keep accurate books of record and account for itself and the Subsidiaries pertaining to the Collateral and pertaining to the Borrower's and Subsidiaries' businesses and financial conditions and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower and its Subsidiaries at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower or any Subsidiary, and to discuss the Borrower's or any Subsidiary's affairs with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower or any Subsidiary at any time during ordinary business hours.

     Section 6. 3 Account Verification. The Lender may at any time and from time to time send or require the Borrower or any Subsidiary to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

     Section 6. 4 Compliance with Laws.

          ( a) The Borrower will and will require its Subsidiaries to ( i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its or a Subsidiary's business or financial condition and ( ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

          ( b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with and agrees that it will require each Subsidiary to comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

     Section 6. 5 Payment of Taxes and Other Claims. The Borrower will pay or discharge, and will require each Subsidiary to pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or such Subsidiary or upon its or such Subsidiary's income or profits, upon any properties belonging to it or such Subsidiary (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest and the security interests granted pursuant to the Corporate Guarantor Security Agreements, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it or such Subsidiary, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower or such Subsidiary; provided, that the Borrower and the Subsidiaries shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

     Section 6. 6 Maintenance of Properties.

          ( a) The Borrower will keep and maintain, and will require each Subsidiary to keep and maintain, the Collateral, the other collateral covered by the Security Documents and all of the other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower or any Subsidiary from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrower's or such Subsidiary's business and not disadvantageous in any material respect to the Lender.

          ( b) The Borrower will defend the Collateral against all claims or demands of all Persons (other than the Lender and those Persons with Permitted Liens) claiming the Collateral or any interest therein.

          ( c) The Borrower will keep, and will require each Subsidiary to keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

     Section 6. 7 Insurance. The Borrower will obtain and at all times maintain, and will require each Subsidiary to obtain and at all times maintain, insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be reasonably required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower and the Subsidiaries operate. Without limiting the generality of the foregoing, the Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

     Section 6. 8 Preservation of Existence. The Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner. The Borrower will require each Subsidiary to preserve and maintain its existence and all of their respective rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall require each Subsidiary to conduct its business in an orderly, efficient and regular manner.

     Section 6. 9 Delivery of Instruments, etc. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

     Section 6. 10 Collateral Account.

          ( a) Upon the occurrence and during the continuance of an Event of Default, the Lender may establish a collateral account (the "Collateral Account") for the deposit of payments on Receivables and Subsidiary Receivables.

          ( b) If the Collateral Account is so established, the Borrower shall promptly deposit, and shall require each Subsidiary to promptly deposit, all payments on Receivables, Subsidiary Receivables and other cash proceeds of the Collateral received by it or any Subsidiary into the Collateral Account. Until so deposited or paid to the Lender, the Borrower and Subsidiaries shall hold all payments on Receivables and Subsidiary Receivables in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.

          ( c) Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower or any Subsidiary, except after full payment and discharge of all Obligations.

          ( d) All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender shall, after allowing 2 Banking Days, apply deposited funds in the Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

          ( e) All items deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower or its Subsidiaries will immediately pay the Lender the amount of that item, or the Lender at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

     Section 6. 11 Lockbox. Upon the occurrence and during the continuance of an Event of Default, the Lender may request and upon such request the Borrower will irrevocably direct and will require each Subsidiary to irrevocably direct all present and future account debtors and other Persons obligated to make payments on Receivables or Subsidiary Receivables to make such payments directly to a special lockbox (the "Lockbox") to be under the Lender's control.

          ( a) After such request, all of the Borrower's and each Subsidiary's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Receivable, Subsidiary Receivable or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox and shall include the Lockbox address. All payments received in the Lockbox shall be processed to the Collateral Account.

          ( b) The Borrower agrees to deposit and will require each Subsidiary to deposit in the Collateral Account or, at the Lender's option, to deliver to the Lender all collections on Receivables, Subsidiary Receivables and all other proceeds of Collateral, which the Borrower or any Subsidiary may receive directly notwithstanding its direction to account debtors and other obligors to make payments to the Lockbox, immediately upon receipt thereof, in the form received, except for the Borrower's or Subsidiary's endorsement when deemed necessary. Until delivered to the Lender or deposited in the Collateral Account, the Borrower and Subsidiaries shall hold all proceeds or collections of Collateral in trust for and as the property of the Lender and shall not commingle them with any other funds or property of the Borrower or any Subsidiary. All such collections shall constitute proceeds of Collateral and shall not constitute payment of any Obligation.

     Section 6. 12 Performance by the Lender. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7, 6.10 and 6.11 immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Revolving Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.12.

     Section 6. 13 Minimum Book Net Worth. The Borrower will maintain, during each period described below, its Book Net Worth, determined as at the end of each month, at an amount not less than:

          ( a) from December 31, 1996 through March 30, 1997, $9,800,000; and

          ( b) for each period set forth below, the sum of (i) the Borrower's actual Book Net Worth as of December 31, 1996, plus (ii) the increase in the Borrower's Book Net Worth resulting from the issuance of its common and preferred stock during the period from December 31, 1996 through the Termination Date, plus (iii) the amount set forth opposite such period below:

                Period                              Minimum Book Net Worth
-------------------------------------------------- --------------------------
     From March 31, 1997 through
            June 29, 1997                                   $150,000
-------------------------------------------------- --------------------------
      From June 30, 1997 through
          September 29, 1997                                $400,000
-------------------------------------------------- --------------------------
   From September 30, 1997 through
          December 30, 1997                                 $650,000
-------------------------------------------------- --------------------------
    From December 31, 1997 through
            March 31, 1998                                $1,000,000
-------------------------------------------------- --------------------------

     Section 6. 14 Maximum Debt to Book Net Worth Ratio. The Borrower will maintain the ratio of its Debt to its Book Net Worth, determined as at the end of each month, at a ratio not greater than 1.00 to 1.00.

     Section 6. 15 Net Income. The Borrower will achieve during each period described below, Net Income of not less than the amount set forth opposite such period:
               Period                              Minimum Net Income
------------------------------------------------ -----------------------
       January 1, 1996 through
          December 31, 1996                             $900,000
------------------------------------------------ -----------------------
       January 1, 1997 through
           March 30, 1997                               $150,000
------------------------------------------------ -----------------------
    From January 1, 1997 through
            June 29, 1997                               $400,000
------------------------------------------------ -----------------------
    From January 1, 1997 through
         September 29, 1997                             $650,000
------------------------------------------------ -----------------------
    From January 1, 1997 through
          December 31, 1997                            $1,000,000
------------------------------------------------ -----------------------
    From January 1, 1998 through
           March 30, 1998                               $150,000
------------------------------------------------ -----------------------

     Section 6. 16 New Covenants. On or before March 30, 1998, the Lender shall establish acceptable covenant levels for application at the end of each calendar quarter under Sections 6.13, 6.14, 6.15 and 7.10, based upon the Borrower's projections for such periods. The Lender shall negotiate in good faith with the Borrower to establish such covenant levels, provided that (i) in no event shall such covenant levels be less stringent than the present levels and (ii) if for any reason the Borrower and the Lender do not enter into legally binding documentation establishing such covenants at levels acceptable to the Lender in its sole discretion on or prior to March 30, 1998 such failure shall constitute an Event of Default hereunder.

     Section 6. 17 Employment of Loren Brink. The Borrower shall employ Loren Scott Brink to fulfill the duties and obligations of the Borrower's chief executive officer.

     Section 6. 18 Condition Subsequent to Closing.

          ( a) On or before February 18, 1997, the Borrower shall deliver to the Lender evidence, in form and substance acceptable to the Lender, that the following UCC financing statements have been terminated: (i) Minnesota Secretary of State filing no. 1897685 listing the Borrower as debtor and Textron Financial Corporation as secured party; (ii) Minnesota Secretary of State filing no. 1561298 listing Sports & Orthopedic Physical Therapy, Inc. as debtor and TCF as secured party; (iii) Illinois Secretary of State filing no. 3384410 listing the Borrower as debtor and Horton Community Property Trust as secured party; (iv) Connecticut Secretary of State filing no. 1613175 listing the Borrower as debtor and Horton Community Property Trust as secured party; (v) Minnesota Secretary of State filing no. 1512206 listing Health Fitness Corporation as debtor and Robert J. Fink as secured party; (vi) Minnesota Secretary of State filing no. 1556989 listing the Health Fitness Corporation as debtor and Lumex Inc. as secured party, and
     (vii) Minnesota Secretary of State filing no. 1706969 listing Health Fitness Corporation as debtor and Southern Pacific Thrift and Loan as secured party.

          ( b) On or before March 7, 1997, the Borrower shall deliver to the Lender evidence that (i) the Borrower is duly licensed or qualified to transact business in California, Massachusetts, Texas, Iowa, North Dakota, West Virginia, Illinois, Ohio, Kentucky and Oklahoma, and (ii) Fitness Centers of America is duly licensed or qualified to transact business in Colorado, Maryland, Wisconsin, North Carolina, Illinois, Ohio, Kentucky and Oregon.

          ( c) On or before March 7, 1997, the Borrower shall deliver to the Lender a Landlord's Disclaimer and Consents, in form and substance acceptable to the Lender, properly executed by the landlords of the Premises leased in Bloomington, Minnesota and Edina, Minnesota.

          ( d) On or before April 4, 1997, the Borrower shall deliver to the Lender a Subordination Agreement in form and substance acceptable to the Lender, properly executed by START Physical Therapy and acknowledged by the Borrower.

                                   ARTICLE VII

                               Negative Covenants

     So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

     Section 7. 1 Liens. The Borrower will not create, incur or suffer to exist, and will not permit any Subsidiary to create, incur or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

          ( a) in the case of any of the Borrower's or any Subsidiary's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's or such Subsidiary's business or operations as presently conducted;

          ( b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in Schedule 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2;

          ( c) the Security Interest and liens and security interests created by the Security Documents; and

          ( d) purchase money security interests relating to the acquisition of machinery and equipment (including capitalized leases) of the Borrower or an Subsidiary not exceeding the lesser of cost or fair market value thereof , not exceeding $100,000 in the aggregate during any fiscal year and so long as no Default Period is then in existence and none would exist immediately after such acquisition.

     Section 7. 2 Indebtedness. The Borrower will not incur, create, assume or permit to exist, and will not allow any Subsidiary to incur, create, assume or permit to exist, any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's or a Subsidiary's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

          ( a) indebtedness arising hereunder;

          ( b) indebtedness of the Borrower or a Subsidiary in existence on the date hereof and listed in Schedule 7.2 hereto; and

          ( c)  indebtedness  relating to liens  permitted  in  accordance  with
     Section 7.1.

     Section 7. 3 Guaranties. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable, and will not permit any Subsidiary to assume, guarantee, endorse or otherwise become directly or contingently liable, in connection with any obligations of any other Person, except:

          ( a) the endorsement of negotiable instruments by the Borrower or a Subsidiary for deposit or collection or similar transactions in the ordinary course of business; and

          (  b)  guaranties,   endorsements   and  other  direct  or  contingent
     liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto.

     Section 7. 4 Investments and Subsidiaries.

          ( a) The Borrower will not purchase or hold beneficially, and will not permit any Subsidiary to purchase or hold beneficially, any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

               ( i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

               ( ii) travel advances or loans to the Borrower's or any Subsidiary's officers and employees not exceeding at any one time an aggregate of $5,000 other than the loan to Loren Scott Brink as set for in subsection (iii) below;

               ( iii) the Borrower's loan to Loren Scott Brink in the principal amount of $66,061.93 so long as such loan matures within five years of the date hereof and Loren Scott Brink makes the scheduled payments of principal and interest at least twice each month; and

               ( iv) advances in the form of progress payments, prepaid rent not exceeding three months or security deposits.

          ( b) Neither the Borrower nor any Subsidiary will create or permit to exist any Subsidiary, other than the Subsidiaries in existence on the date hereof and listed in Schedule 5.4.

     Section 7. 5 Dividends. The Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

     Section  7.  6  Sale  or  Transfer  of  Assets;   Suspension  of  Business
Operations. The Borrower will not sell, lease, assign, transfer or otherwise dispose of and will not permit any Subsidiary to sell, lease, assign, transfer or otherwise dispose of ( i) the stock of any Subsidiary, ( ii) all or a substantial part of the Borrower's or any Subsidiary's assets, or ( iii) any Collateral or any collateral of any Subsidiary or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory or Subsidiary Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations provided, however, that the Borrower and Subsidiaries may sell, lease, assign, transfer or otherwise dispose of assets up to an aggregate amount of $100,000 during any fiscal year of the Borrower. Neither the Borrower nor any Subsidiary will in any manner transfer any property without prior or present receipt of full and adequate consideration.

     Section 7. 7 Consolidation and Merger; Asset Acquisitions. The Borrower will not consolidate with or merge into, and will not permit any Subsidiary to consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person provided, however, that (i) the Borrower may acquire 100% of all common and preferred stock of HFRI which shall own all or substantially all of the assets of K.A.M. and (ii) the Borrower may acquire all or substantially all of the assets of any Person up to an aggregate amount of $200,000 during any fiscal year of the Borrower.

     Section 7. 8 Sale and Leaseback. The Borrower will not enter, and will not permit any Subsidiary to enter, into any arrangement, directly or indirectly, with any other Person whereby the Borrower or such Subsidiary shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower or such Subsidiary intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     Section 7. 9 Restrictions on Nature of Business. The Borrower will not engage, and will not permit any Subsidiary to engage, in any line of business materially different from that presently engaged in by the Borrower or such Subsidiary and will not purchase, lease or otherwise acquire assets not related to its business.

     Section 7. 10 Capital Expenditures. The Borrower will not incur or contract to incur, and will not permit any Subsidiary to incur or contract to incur, Capital Expenditures of more than $765,000 in the aggregate during any fiscal year.

     Section 7. 11 Accounting. The Borrower will not adopt, and will not permit any Subsidiary to adopt, any material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent and will not permit any Subsidiary to adopt, permit or consent to any change in the Borrower's or such Subsidiary's fiscal year.

     Section 7. 12 Defined Benefit Pension Plans. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10. The Borrower will not permit any Subsidiary to adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

     Section 7. 13 Other Defaults. The Borrower will not permit, and will not allow any Subsidiary to permit, any (a) material breach or default or (b) any event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower such Subsidiary.

     Section 7. 14 Place of Business; Name. The Borrower will not transfer, and will not permit any Subsidiary to transfer, its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name and will not permit any Subsidiary to change their name.

     Section 7. 15 Organizational Documents; S Corporation Status. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended.

     Section 7. 16 Salaries. The Borrower will not pay, and will not permit any Subsidiary to pay, excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation.

     Section 7. 17 Change in Ownership. The Borrower will not sell, and will not permit any Subsidiary to issue or sell, any stock of a Subsidiary so as to change the percentage of voting and non-voting stock owned by each of the Subsidiary's shareholders. The Borrower will not permit and will not allow any Subsidiary to permit or suffer to occur the sale, transfer, assignment, pledge or other disposition of any or all of the issued and outstanding shares of stock of any Subsidiary. The Borrower will not permit any Related Persons to own or control more than 50% of the issued and outstanding shares of the Borrower.

                                  ARTICLE VIII

                     Events of Default, Rights and Remedies

     Section 8. 1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

          ( a) Default in the payment of the Obligations when they become due and payable;

          ( b) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

          ( c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in Sections 6.4, 6.6, 6.8 and 7.13 of this Agreement if not cured within 10 days of the occurrence thereof.

          ( d) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement other than those covenants and agreements described in subsection (c) above;

          ( e) The Borrower or any Guarantor shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or such Guarantor, as the case may be; or the Borrower or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or any such Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any Guarantor;

          ( f) A petition shall be filed by or against the Borrower or any Guarantor under the United States Bankruptcy Code naming the Borrower or such Guarantor as debtor;

          ( g) Any representation or warranty made by the Borrower in this Agreement, by any Guarantor in any guaranty delivered to the Lender, or by the Borrower (or any of its officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

          ( h) Any litigation or governmental proceeding against the Borrower or any Subsidiary seeking an amount in excess of $100,000 which is not insured or subject to indemnity by a solvent third Person and which either ( i) results in a final judgment, decree or order for the payment of money in excess of $100,000 and such final judgment, decree or order remains unsatisfied and in effect for any period of 30 consecutive days, or ( ii) remains unresolved or unsatisfied for 360 consecutive days.

          ( i) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower or any Subsidiary owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

          ( j) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

          ( k) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note evidencing the Obligations;

          ( l) The Borrower or any Subsidiary shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

          ( m) The Borrower or any Subsidiary shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

          ( n) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

          ( o) Any Guarantor shall repudiate, purport to revoke or fail to perform any such Guarantor's obligations under such Guarantor's guaranty in favor of the Lender, any individual Guarantor shall die and the estate of such Guarantor fails to acknowledge and assume the Guarantor's obligations to the Lender or any other Guarantor shall cease to exist;

          ( p) The Borrower shall take or participate in any action which would be prohibited under the provisions of any Subordination Agreement or make any payment on the Subordinated Indebtedness (as defined in the Subordination Agreement) that any Person was not entitled to receive under the provisions of the Subordination Agreement; or

          ( q) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

     Section 8. 2 Rights and Remedies. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

          ( a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

          ( b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

          ( c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower, including without limitation any funds on deposit with the Lender, whether or not matured, to the payment of the Obligations;

          ( d) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

          ( e) the Lender may exercise and enforce its rights and remedies under the Guaranties and/or the Loan Documents; and

          ( f) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (e) or (f) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

     Section 8. 3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.5) at least ten calendar days before the date of intended disposition or other action.


                                   ARTICLE IX

                                  Miscellaneous

     Section 9. 1 Restatement of Old Credit Documents. This Agreement is executed for the purpose of amending and restating the Old Credit Documents. From and after the date hereof, the Old Credit Documents shall have no force or effect.

     Section 9. 2 Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, the Participants and any and all parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     Section 9. 3 No Waiver; Cumulative Remedies. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

     Section 9. 4 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     Section 9. 5 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

         If to the Borrower:

                  Health Fitness Physical Therapy, Inc.
                  3500 West 80th Street
                  Suite 130
                  Bloomington, Minnesota 55431
                  Telecopier:  612/831-7264
                  Attention: Chief Financial Officer

         If to the Lender:

                  Norwest Bank Minnesota, National Association
                  7900 Xerxes Avenue South
                  Bloomington, Minnesota  55431
                  Telecopier:  612/830-8924
                  Attention: Douglas Van Metre

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

     Section 9. 6 Further Documents. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

     Section 9. 7 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

     Section 9. 8 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

     Section 9. 9 Indemnity.  In addition to the payment of expenses pursuant to
Section 9.8, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

          ( a) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

          ( b) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section 5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

          ( c) any  and  all  other  liabilities,  losses,  damages,  penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

provided, however, that this Section 9.9 shall not apply to any cost or expense arising from the Lender's gross negligence or willful misconduct.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.9 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

     Section 9. 10 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

     Section 9. 11 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     Section 9. 12 Binding Effect; Assignment; Complete Agreement; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

     Section 9. 13 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     Section 9. 14 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 9. 15 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. The parties hereto hereby ( i) consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement; ( ii) waives any argument that venue in any such forum is not convenient, ( iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division; and ( iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                            [SIGNATURE PAGE FOLLOWS]

     THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

NORWEST BANK MINNESOTA,                    HEALTH FITNESS PHYSICAL THERAPY, INC.
NATIONAL ASSOCIATION


By /s/ D.L. Van Metre                      By /s/ Don Paul Cochran
     Douglas L. Van Metre                       Don Paul Cochran
     Its Vice President                         Its Treasurer

                         Table of Exhibits and Schedules

Exhibit  A                            Form of Revolving Note

Exhibit  B                            Form of Term Note

Exhibit  C                            Compliance Certificate

Exhibit  D                            Premises

                               -------------------

Schedule 2.14                         Sources and Uses of Funds

Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

Schedule 5.4                          Subsidiaries

Schedule 7.1                          Permitted Liens

Schedule 7.2                          Permitted Indebtedness and Guaranties

                                       Exhibit A to Second Amended and Restated
                                                  Credit and Security Agreement

                                 REVOLVING NOTE

$1,500,000                                               Bloomington, Minnesota
                                                             February 4, 1997

     For value received, the undersigned, HEALTH FITNESS PHYSICAL THERAPY, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its office in Bloomington, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Second Amended and Restated Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. To the extent this Note evidences the Borrower's Obligation to pay Existing Revolving Advances, this
Note is issued in substitution for and replacement of but not in payment of the Borrower's revolving promissory note dated as of December 16, 1996, payable to the order of the Lender in the original principal amount of $1,500,000. This
Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

     The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                      HEALTH FITNESS PHYSICAL
                                      THERAPY, INC.



                                      By /s/ Don Paul Cochran
                                      Don Paul Cochran
                                      Its Treasurer

                                     Exhibit B to Second Amended and Restated
                                                Credit and Security Agreement

                                    TERM NOTE

$2,500,000                                           Bloomington, Minnesota
                                                           February 4, 1997

     For value received, the undersigned, HEALTH FITNESS PHYSICAL THERAPY, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its office in Bloomington, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000) or, if less, the unpaid principal amount of the Term Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Second Amended and Restated Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term Note referred to in the Credit Agreement. To the extent this Note evidences the Borrower's obligation to pay the Existing Term Advances, this Note is issued in substitution for and replacement of but not in payment of the Borrower's promissory note dated as of December 16, 1996, payable to the order of the Lender in the original principal amount of $600,000. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

     The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                 HEALTH FITNESS PHYSICAL
                                 THERAPY, INC.

                                 By /s/ Don Paul Cochran
                                      Don Paul Cochran
                                      Its Treasurer